Exhibit 10.22

Execution Version

AMENDMENT NO. 3 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of October 22, 2013 (this “Amendment”), by and among Cott Corporation Corporation Cott, a corporation organized under the laws of Canada, Cott Beverages Inc., a Georgia corporation, Cliffstar LLC, a Delaware limited liability company, and Cott Beverages Limited, a company organized under the laws of England and Wales, as Borrowers, the other Loan Parties party hereto, the Lenders party hereto, and JPMorgan Chase Bank, N.A., London Branch, as UK Security Trustee, JPMorgan Chase Bank, N.A., as Administrative Agent and Administrative Collateral Agent, and General Electric Capital Corporation, as Co-Collateral Agent. Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Amended Credit Agreement referred to below.

WITNESSETH

WHEREAS, the Borrowers, the other Loan Parties, the Lenders, the Administrative Agent, the UK Security Trustee, the Administrative Collateral Agent, the Co-Collateral Agent, and the other parties party thereto, are parties to that certain Credit Agreement, dated as of August 17, 2010 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of April 19, 2012, as further amended by that certain Amendment No. 2 to Credit Agreement, dated as of July 19, 2012, and as may be further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and as amended by this Amendment, the “Amended Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement on the terms and subject to the conditions expressly set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party hereto is willing to agree to amend certain provisions of the Credit Agreement on the terms and subject to the conditions expressly set forth herein.

I. Amendments to Credit Agreement. Effective as of the Amendment No. 3 Effective Date (as defined below), each party hereto hereby agrees that the Credit Agreement shall be and hereby is amended as follows:

1. The title page of the Credit Agreement is hereby amended by deleting the phrase “DEUTSCHE BANK AG NEW YORK BRANCH” and replacing it with the phrase “DEUTSCHE BANK SECURITIES INC.”.

2. The introductory paragraph to the Credit Agreement is hereby amended by adding the phrase “, as further amended by Amendment No. 3, dated as of October 22, 2013” immediately after the phrase “as of July 19, 2012”.

3. The definition of “Alternate Base Rate” is hereby amended by (a) deleting the phrase “LIBOR01 Page”, (b) adding the phrase “pages LIBOR01 or LIBOR02 of” immediately prior to the phrase “the Reuters Screen (or on any successor or substitute page)”, and (c) adding the following sentence at the end of such definition:

“If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.14 hereof, then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above.”

4. The definition of “Amortization Commencement Date” is hereby deleted.

5. The definitions of “BCB European” and “BCB International” are hereby moved into the correct alphabetical order.

6. The definition of “Borrowing Base” is hereby amended by deleting the phrase “, minus (e) the Earnout Reserve”.

7. The definition of “Canadian Reaffirmation Agreement” is hereby deleted in its entirety and replaced with the following definition in the appropriate alphabetical order:

““First Canadian Reaffirmation Agreement” means the Canadian law governed Reaffirmation Agreement and Amendment No. 1 to Canadian Security Agreement, dated as of the Amendment No. 2 Effective Date, by and between the Loan Parties party thereto and the Administrative Collateral Agent, for the benefit of the Administrative Agent, the Collateral Agents and the Lenders.”

8. The definition of “Canadian Security Agreement” is hereby amended by deleting the phrase “as amended on the date hereof by the Canadian Reaffirmation Agreement” and replacing it with the phrase “as amended on the Amendment No. 2 Effective Date by the First Canadian Reaffirmation Agreement”.

9. The definition of “CDOR Rate” is hereby amended by deleting each reference to the phrase “deposit” and replacing it with “dealer”.

10. The definition of “Commitment” is hereby amended by (a) adding the phrase “Amendment No. 3” immediately before each occurrence of the phrase “Effective Date” and (b) deleting “$275,000,000” and replacing it with “$300,000,000”.

11. The definition of “Earnout Reserve” is hereby deleted.

12. Clause (iii) of the proviso to the definition of “Excluded Subsidiary” is hereby amended by (a) adding the phrase “or, upon completion of the Luxembourg Reorganization, as reflected on the Reorganization Schedule” immidately after the phrase “reflected on Schedule 3.15” and (b) adding the phrase “or, upon completion of the Luxembourg Reorganization, as reflected on the Reorganization Schedule” immediately after the phrase “intercompany Indebtedness held on the Amendment No. 2 Effective Date”

13. The definition of “Excluded Taxes” is hereby deleted in its entirety and replaced with the following definition:

““Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Foreign Lender, withholding Taxes imposed on amounts payable, and in the case of a Treaty Lender, U.S. Federal and United Kingdom withholding Taxes imposed on amounts payable (excluding, (x) the portion of United Kingdom withholding Taxes with respect to which the applicable Treaty Lender is entitled to claim a reduction under an income tax treaty, and (y) United Kingdom withholding Taxes on payments made by any guarantor under any guarantee of the obligations to the extent such withholding Taxes would not have applied if the payment had been made by the Borrower rather than such guarantor), to or for the account of such Foreign Lender or Treaty Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Foreign Lender or Treaty Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrowers under Section 2.19(b)) or (ii) such Foreign Lender or Treaty Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Foreign Lender’s or Treaty Lender’s assignor immediately before such Foreign Lender or Treaty Lender acquired the applicable interest in the Loan or Commitment or to such Foreign Lender or Treaty Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(h), and (d) any U.S. Federal withholding Taxes imposed under FATCA.”

14. The definition of “Fee Letters” is hereby deleted in its entirety and replaced with the following definition:

““Fee Letters” means the collective reference to that certain second amended and restated fee letter dated as of the Amendment No. 3 Effective Date among Chase, J.P. Morgan Securities, Inc. and the Company, that certain lender fee letter dated as of the Amendment No. 3 Effective Date among Chase and the Company, and any other fee letters that may be entered into from time to time by one or more Borrowers and any Agent.”.

15. Clause (b) of the definition of “Fixed Charges” is hereby amended by adding the phrase “(including, without limitation, scheduled principal payments in respect of the Sidel Purchase Financing) immediately after the phrase “scheduled principal payments on Indebtedness”.

16. The definition of “LIBO Rate” is hereby deleted in its entirety and replaced with the following definition:

““LIBO Rate” means, with respect to any Eurodollar Borrowing in any LIBOR Quoted Currency (other than a UK Swingline Loan denominated in Sterling) and for any applicable Interest Period, the London interbank offered rate administered by the British Bankers Association (or any other Person that takes over the administration of such rate) for such LIBOR Quoted Currency for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen or, in the event such rate does not appear on such

Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion (the “LIBOR Screen Rate”) at approximately 11:00 a.m., London time, on the Quotation Date for such Interest Period; provided that, if the LIBOR Screen Rate shall not be available at such time for a period equal in length to such Interest Period (the “Impacted Interest Period”), then the LIBO Rate shall be the Interpolated Rate at such time, subject to Section 2.14. Notwithstanding the foregoing, to the extent that “LIBO Rate” or “Adjusted LIBO Rate” is used in connection with an ABR Borrowing, such rate shall be determined as modified by the definition of Alternate Base Rate.”

17. The definition of “Maturity Date” is hereby deleted in its entirety and replaced with the following definition:

““Maturity Date” means the earliest of (a) October 22, 2018, (b) solely if at the close of business on May 1, 2017 the 2009 Notes have not been redeemed, repurchased or otherwise refinanced in full, May 15, 2017, (c) solely if at the close of business on February 15, 2018 the 2010 Notes have not been redeemed, repurchased or otherwise refinanced in full, March 1, 2018 or (d) any earlier date on which the Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.”

18. The definition of “Other Taxes” is hereby deleted in its entirety and replaced with the following definition:

““Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19).”

19. Clause (h) of the definition of “Permitted Acquisition” is hereby amended by adding the phrase “(or within a reasonable time thereafter as may be agreed by the Administrative Agent in its Permitted Discretion)” immediately after the first occurrence of the phrase “Proposed Acquisition”.

20. The definition of “PP&E Component” is hereby deleted in its entirety and replaced with the following definition:

““PP&E Component” means, at the time of any determination, with respect to each Borrower, an amount equal to the difference between:

(a) the lesser of:

(i) the result of (x) to the extent greater than zero, (A) 75% of the fair market value (as determined by the most recent Qualified PP&E Appraisal (Real Property)) of such Borrower’s Eligible Real Property minus (B) the PP&E

Amortization Amount (Real Property) (this clause (x), the “Real Property Component”), plus (y) to the extent greater than zero, (A) 85% of the Net Orderly Liquidation Value of such Borrower’s Eligible Equipment minus (B) the PP&E Amortization Amount (Equipment) (this clause (y), the “Equipment Component”), minus (z) Reserves established by either Collateral Agent in its Permitted Discretion; and

(ii) to the extent greater than zero, (x) $35,767,560 minus the PP&E Amortization Amount (Adjusted Real Property) plus (y) $33,502,728 minus the PP&E Amortization Amount (Adjusted Equipment); minus

(b) the PP&E Component included in any other Borrower’s Borrowing Base.”

21. The definition of “PP&E Percentage” is hereby deleted.

22. The definition of “Reaffirmation Agreements” is hereby deleted in its entirety and replaced with the following definition:

““Reaffirmation Agreements” means the First Canadian Reaffirmation Agreement, the Second Canadian Reaffirmation Agreement, the UK Reaffirmation Deeds, the First U.S. Reaffirmation Agreement, and the Second U.S. Reaffirmation Agreement.”

23. The definition of “Reserves” is hereby amended by deleting the phrase “Swap Obligations” and replacing it with the phrase “Swap Agreement Obligations”.

24. The definition of “Secured Obligations” is hereby amended by (a) deleting each occurrence of the phrase “Swap Obligations” and replacing them with “Swap Agreement Obligations” and (b) deleting the period at the end of such definition and replacing it with the phrase “; provided, however, that the definition of “Secured Obligations” shall not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor.”.

25. The definition of “Swap Obligations” is hereby amended by renaming such defined term “Swap Agreement Obligations”.

26. The definition of “Taxes” is hereby deleted in its entirety and replaced with the following definition:

““Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.”

27. The definition of “UK Reaffirmation Agreement” is hereby deleted in its entirety and replaced with the following definition:

““UK Reaffirmation Deeds” means (i) the Reaffirmation Deed to UK Security Documents, dated as of the Amendment No. 2 Effective Date, by and between the Loan Parties party thereto and the UK Security Trustee and (ii) the Reaffirmation Deed to UK Security Documents, dated as of the Amendment No. 3 Effective Date, by and between the Loan Parties party thereto and the UK Security Trustee.”

28. The definition of “U.S. Reaffirmation Agreement” is hereby deleted in its entirety and replaced with the following definition in the appropriate alphabetical order:

““First U.S. Reaffirmation Agreement” means the U.S. law governed Reaffirmation Agreement and Amendment No. 1 to U.S. Security Agreement, dated as of the Amendment No. 2 Effective Date, by and between the Loan Parties party thereto and the Administrative Collateral Agent, for the benefit of the Administrative Agent, the Collateral Agents and the Lenders.”

29. The definition of “U.S. Security Agreement” is hereby amended by deleting the phrase “as amended on the date hereof by the U.S. Reaffirmation Agreement” and replacing it with the phrase “as amended on the Amendment No. 2 Effective Date by the First U.S. Reaffirmation Agreement”.

30. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

(a) “Amendment No. 3” means Amendment No. 3 to Credit Agreement, dated as of October 22, 2013, among the Loan Parties party thereto, the Lenders party thereto, and the Administrative Agent.

(b) “Amendment No. 3 Effective Date” has the meaning assigned to such term in Amendment No. 3.

(c) “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Borrower and its Affiliates concerning or relating to bribery or corruption.

(d) “Beneficial Owner” means, with respect to any U.S. Federal withholding Tax, the beneficial owner, for U.S. Federal income tax purposes, to whom such Tax relates.

(e) “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

(f) “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

(g) “Designated Persons” means any Person listed on a Sanctions List.

(h) “ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the SEC.

(i) “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (a) by virtue of such Guarantor’s failure for any reason to constitute an ECP at the time the Guarantee of such Guarantor or the grant of such security interest becomes or would become effective with respect to such Swap Obligation or (b) in the case of a Swap Obligation subject to a clearing requirement pursuant to Section 2(h) of the Commodity Exchange Act (or any successor provision thereto), because such Guarantor is a “financial entity,” as defined in Section 2(h)(7)(C)(i) of the Commodity Exchange Act (or any successor provision thereto), at the time the Guarantee of such Guarantor becomes or would become effective with respect to such related Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

(j) “FATCA” means Sections 1471 through 1474 of the Code, as of the Amendment No. 3 Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code.

(k) “Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded upward to four decimal places) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the applicable Screen Rate (for the longest period for which the applicable Screen Rate is available for the applicable currency) that is shorter than the Impacted Interest Period and (b) the applicable Screen Rate for the shortest period (for which such Screen Rate is available for the applicable currency) that exceeds the Impacted Interest Period, in each case, at such time.

(l) “IRS” means the United States Internal Revenue Service.

(m) “LIBOR Quoted Currency” means Dollars, Euros and Sterling.

(n) “Luxembourg Reorganization” means an internal reorganization of the Company and its Subsidiaries, to be completed no later than November 30, 2013 (or such longer period as may be agreed to by the Administrative Agent in its sole discretion), satisfactory to the Administrative Agent in its discretion, and substantially in the order of and substantially in compliance with the steps set forth in, resulting in a corporate structure of the reorganized entities substantially as set forth in, the Reorganization Disclosure Letter, which reorganization may include, among other intercompany transactions involving Indebtedness and Equity Interests, the following intercompany Indebtedness:

(a) certain intercompany promissory notes and accounts receivable (which intercompany promissory notes and accounts receivable shall be subordinated to the Secured Obligations to the extent required under Section 6.01(e)) among any or all of BCB European, BCB International, and the Loan Parties, in each case as substantially set forth in the Reorganization Disclosure Letter, each in approximately the amounts set forth in the Reorganization Disclosure Letter, and each of which shall be transferred to a Loan Party and pledged and delivered to the Administrative Collateral Agent in accordance with the terms of the Loan Documents, or cancelled prior to the completion of the Luxembourg Reorganization, in each case in form and substance satisfactory to the Administrative Agent in its discretion; and

(b) certain other intercompany promissory notes among the Loan Parties specified in the Reorganization Disclosure Letter in approximately the amounts set forth in the Reorganization Disclosure Letter, each of which shall be owned by a Loan Party and pledged and delivered to the Administrative Collateral Agent in accordance with the terms of the Loan Documents or cancelled prior to the completion of the Luxembourg Reorganization, in each case in form and substance satisfactory to the Administrative Agent in its discretion;

provided that, both before and after giving effect to the Luxembourg Reorganization, and at all times during the Luxembourg Reorganization, the Company and each other Loan Party shall satisfy each of the following conditions:

(i) no Default shall have occurred and be continuing;

(ii) subject to Section IV of Amendment No. 3, any Collateral (including cash) shall remain subject to (or, in the case of Collateral created as part of the Luxembourg Reorganization, shall become subject to) a perfected security interest of the Administrative Collateral Agent, subject to the Permitted Perfection Limitations, in accordance with the terms of the Loan Documents, and the validity, perfection and priority of such security interest shall not be impaired by or in connection with the Luxembourg Reorganization; provided that BCB European and BCB International shall not be required to become Loan Parties solely as a result of the Luxembourg Reorganization;

(iii) the Luxembourg Reorganization shall be completed no later than the close of business on the 10th Business Day after the initiation of the first step of the Luxembourg Reorganization (or such longer period as may be agreed to by the Administrative Agent in its sole discretion) substantially as set forth in the Reorganization Disclosure Letter;

(iv) other than the shares of Cott Luxembourg S.a. r.l., neither BCB European nor BCB International shall hold any asset or any Collateral that it acquires as part of the Luxembourg Restructuring for longer than a period of 5 Business Days from the time that it acquires such asset or Collateral (or such longer period as may be agreed to by the Administrative Agent in its sole discretion);

(v) the Luxembourg Reorganization shall be permitted under the 2009 Note Indenture and the 2010 Note Indenture; and

(vi) the Borrowers shall have Aggregate Availability minus Disqualified Payables of at least $75,000,000.

(o) “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

(p) “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than a connection arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, or enforced, any Loan Document, or sold or assigned an interest in any Loan, Letter of Credit or any Loan Document).

(q) “Participant Register” has the meaning set forth in Section 9.04(g)(iii).

(r) “PP&E Amortization Amount (Adjusted Equipment)” means, at the time of any determination occurring on or after the Amendment No. 3 Effective Date, the sum of the PP&E Amortization Amount (Equipment) plus, on and after the first Business Day of any PP&E Equipment Adjustment Period, the result of (x) $33,502,728 minus (y) 85% of the Net Orderly Liquidation Value of such Borrower’s Eligible Equipment based on the most recent Qualified PP&E Appraisal (Equipment) completed prior to such PP&E Equipment Adjustment Period.

(s) “PP&E Amortization Amount (Adjusted Real Property)” means, at the time of any determination occurring on or after the Amendment No. 3 Effective Date, the sum of the PP&E Amortization Amount (Real Property) plus, on and after the first Business Day of any PP&E Real Property Adjustment Period, the result of (x) $35,767,560 minus (y) 75% of the fair market value of such Borrower’s Eligible Real Property based on the most recent Qualified PP&E Appraisal (Real Property) completed prior to such PP&E Real Property Adjustment Period.

(t) “PP&E Amortization Amount (Equipment)” means, at the time of any determination occurring on or after the Amendment No. 3 Effective Date:

(i) prior to the first Business Day of the first PP&E Equipment Adjustment Period, the product of (x) $398,842 multiplied by (y) the number of calendar months that have commenced since (and including) December 1, 2013; or

(ii) on and after the first Business Day of any PP&E Equipment Adjustment Period, the product of (x) the result of (I) 85% of the Net Orderly Liquidation Value of such Borrower’s Eligible Equipment based on the most recent Qualified PP&E Appraisal (Equipment) completed prior to such PP&E Equipment Adjustment Period divided by (II) (A) 84 minus (B) the number of PP&E Prior Amortized Months for such PP&E Equipment Adjustment Period multiplied by (y) the number of calendar months that have commenced since (and including) the first day of the first month of the current PP&E Equipment Adjustment Period.

(u) “PP&E Amortization Amount (Real Property)” means, at the time of any determination occurring on or after the Amendment No. 3 Effective Date:

(i) prior to the first Business Day of the first PP&E Real Property Adjustment Period, the product of (x) $298,063 multipled by (y) the number of calendar months that have commenced since (and including) December 1, 2013; or

(ii) on and after the first Business Day of any PP&E Real Property Adjustment Period, the product of (x) the result of (A) 75% of the fair market value of such Borrower’s Eligible Real Property based on the most recent Qualified PP&E Appraisal (Real Property) completed prior to such PP&E Real Property Adjustment Period divided by (B) 120 minus (y) the number of PP&E Prior Amortized Months for such PP&E Real Property Adjustment Period multiplied by (y) the number of calendar months that have commenced since (and including) the first day of the first month of the current PP&E Real Property Adjustment Period.

(v) “PP&E Equipment Adjustment Period” means, at any time of determination occurring after the Amendment No. 3 Effective Date, the period commencing on the first Business Day of the first full calendar month following the receipt by the Administrative Agent and the Collateral Agents of a Qualified PP&E Appraisal (Equipment), and ending on the date immediately prior to the first Business Day of the first full calendar month following the receipt by the Administrative Agent and the Collateral Agents of the next succeeding Qualified PP&E Appraisal (Equipment).

(w) “PP&E Prior Amortized Months” means, with respect to each PP&E Equipment Adjustment Period and each PP&E Real Property Adjustment Period, as applicable, the number of calendar months that have commenced since (and including) December 1, 2013 through and including the first Business Day of such PP&E Equipment Adjustment Period or such PP&E Real Property Adjustment Period.

(x) “PP&E Real Property Adjustment Period” means, at any time of determination occurring after the Amendment No. 3 Effective Date, the period commencing on the first Business Day of the first full calendar month following the receipt by the Administrative Agent and the Collateral Agents of a Qualified PP&E Appraisal (Real Property), and ending on the date immediately prior to the first Business Day of the first full calendar month following the receipt by the Administrative Agent and the Collateral Agents of the next succeeding Qualified PP&E Appraisal (Real Property).

(y) “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Loan Guaranty or grant of the relevant security interest becomes or would become effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

(z) “Qualified PP&E Appraisal (Equipment)” means any appraisal and update thereof with respect to all Eligible Equipment (the most recent such appraisal, the “Current Equipment Appraisal”), conducted in accordance with the terms of this Agreement from an appraiser selected and engaged by the Administrative Agent, and in each case satisfactory to the Administrative Agent and each Collateral Agent, so long as the result of 85%

of the Net Orderly Liquidation Value of the applicable Borrower’s Eligible Equipment based on the results of the Current Equipment Appraisal is less than the value of the Equipment Component as computed at such time without giving effect to the results of the Current Equipment Appraisal.

(aa) “Qualified PP&E Appraisal (Real Property)” means any appraisal and update thereof with respect to all Eligible Real Property (the most recent such appraisal, the “Current Real Property Appraisal”), conducted in accordance with the terms of this Agreement from an appraiser selected and engaged by the Administrative Agent, and in each case satisfactory to the Administrative Agent and each Collateral Agent, so long as the result of 75% of the fair market value of the applicable Borrower’s Eligible Real Property based on the results of the Current Real Property Appraisal is less than the value of the Real Property Component as computed at such time without giving effect to the results of the Current Real Property Appraisal.

(bb) “Quotation Date” means with respect to any LIBO Rate Borrowing for any Interest Period, (a) if the currency is Sterling, the first day of such Interest Period, (b) if the currency is Euro, two TARGET Days before the first day of such Interest Period, (c) for any other currency, two Business Days prior to the commencement of such Interest Period (unless, in each case, market practice differs in the relevant market where the LIBO Rate for such currency is to be determined, in which case the Quotation Date will be determined by the Administrative Agent in accordance with market practice in such market (and if quotations would normally be given on more than one day, then the Quotation Date will be the last of those days)).

(cc) “Recipient” means (a) any Agent, (b) any Lender and (c) any Issuing Bank, or any of the foregoing or any combination thereof (as the context requires).

(dd) “Reorganization Disclosure Letter” means that certain letter, dated the Amendment No. 3 Effective Date, from the Company to the Agents and the Lenders, which letter shall (a) attach as Annex A thereto slides detailing each step of the Luxembourg Reorganization and (b) attach as Annex B thereto the final organizational structure of the Company as of the date that the Luxembourg Reorganization is completed, as such letter may be amended, with the consent of the Administrative Agent in its sole discretion, and such letter and any such amendments shall be in form and substance satisfactory to the Administrative Agent in its discretion.

(ee) “Reorganization Schedule” has the meaning assigned to such term in Amendment No. 3.

(ff) “Sanctioned Country” means a country or territory which is at any time subject to Sanctions.

(gg) “Sanctions” means:

(a) economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (i) the U.S. government and administered by OFAC, (ii) the United Nations Security Council, (iii) the European Union, (iv) Her Majesty’s Treasury of the United Kingdom, (v) or the Canadian government; and

(b) economic or financial sanctions imposed, administered or enforced from time to time by the U.S. State Department, the U.S. Department of Commerce or the U.S. Department of the Treasury.

(hh) “Sanctions List” means any of the lists of specifically designated nationals or designated persons or entities (or equivalent) held by the U.S. government and administered by OFAC, the U.S. State Department, the U.S. Department of Commerce or the U.S. Department of the Treasury or the United Nations Security Council or any similar list maintained by the European Union, any other EU Member State, the United Kingdom, Her Majesty’s Treasury of the government of the United Kingdom, the Canadian Government, or any other government entity of the U.S., the United Kingdom or Canada, in each case as the same may be amended, supplemented or substituted from time to time.

(ii) “Screen Rate” means the LIBOR Screen Rate.

(jj) “SEC” means the Securities and Exchange Commission of the U.S.

(kk) “Second Canadian Reaffirmation Agreement” means the Canadian law governed Reaffirmation Agreement, dated as of the Amendment No. 3 Effective Date, by and between the Loan Parties party thereto and the Administrative Collateral Agent, for the benefit of the Administrative Agent, the Collateral Agents and the Lenders.

(ll) “Second U.S. Reaffirmation Agreement” means the U.S. law governed Reaffirmation Agreement, dated as of the Amendment No. 3 Effective Date, by and between the Loan Parties party thereto and the Administrative Collateral Agent, for the benefit of the Administrative Agent, the Collateral Agents and the Lenders.

(mm) “Sidel Purchase Financing” means that certain loan financing, in an aggregate principal amount not to exceed $10,750,000, between Cott Beverages and General Electric Capital Corporation relating to the purchase of equipment and related assets previously subject to the Sidel Water Capital Lease.

(nn) “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act or any rules or regulations promulgated thereunder.

(oo) “United States” and “U.S.” mean the United States of America.

(pp) “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

(qq) “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(h)(ii)(B)(3).

(rr) “USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

31. Section 1.03 of the Credit Agreement is hereby amended by inserting the following sentence at the end of such Section: “For the avoidance of doubt, all references herein to the phrase “date hereof” shall be construed to refer to the Effective Date.”

32. Section 2.09(f) of the Credit Agreement is hereby amended by (a) deleting the phrase “of all Lenders” in the first sentence thereof and replacing it with the phrase “set forth in Section 9.02(b)”, (b) deleting “$300,000,000” and replacing it with “$350,000,000”, and (c) deleting clause (i) in its entirety and replacing it with the phrase “(i) certifying that such increase is permitted by the 2009 Indenture and the 2010 Indenture (if the same are then outstanding), or by the terms of any agreement or indenture governing any refinancing or replacement of either or both of the 2009 Indenture and the 2010 Indenture to the extent such refinancing or replacement is permitted in accordance with the terms of this Agreement (and, with respect to any such increase, assuming a borrowing of the maximum amount of loans available under such increase together with any increases previously made pursuant to the terms of this Agreement), and certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and”.

33. The proviso at the end of Section 2.11(c) of the Credit Agreement is hereby amended by adding the phrase “or the Sidel Purchase Financing” immediately after each occurrence of the phrase “Sidel Water Capital Lease”.

34. Section 2.14(a)(i) of the Credit Agreement is hereby amended by inserting the phrase “(including, without limitation, by means of an Interpolated Rate)” immediately after the phrase “reasonable means do not exist for ascertaining”.

35. Section 2.15(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate or Overnight LIBO Rate) or any Issuing Bank;

(ii) impose on any Lender or any Issuing Bank or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or CDOR Loans, Overnight LIBO Loans or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein; or

(iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, or other liabilities or capital attributable thereto;

and the result of any of the foregoing shall be to increase the cost to such Lender of making, continuing, converting into or maintaining any CDOR Loan, Overnight LIBO Loan or Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or such Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or such Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrowers will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered. This Section 2.15(a) does not apply to the extent any such increased cost is attributable to the willful breach by the relevant Lender or its Affiliates of any law or regulation.”

36. Section 2.15(b) of the Credit Agreement is hereby amended by (a) adding the phrase “or liquidity” immediately after the phrase “If any Lender or any Issuing Bank determines that any Change in Law regarding capital” and (b) adding the phrase “and liquidity” immediately after the phrase “the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy”.

37. Section 2.17 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Section 2.17 Taxes.

(a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes except as required by applicable law. If any applicable law (as determined in the good faith discretion of any applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.17) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. A Borrower is not required to make an increased payment to a Lender under Section 2.17 above for a tax deduction in respect of tax imposed by the United Kingdom from a payment of interest on a Borrowing, if on the date on which the payment falls due:

(i) the payment could have been made to the relevant Lender without a tax deduction if it was a UK Qualifying Lender, but on that date that Lender is not or has ceased to be a UK Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration or application of) any law or Treaty, or any published practice or concession of any relevant taxing authority; or

(ii) (1) the relevant Lender is a UK Qualifying Lender solely under sub-paragraph 2 of the definition of UK Qualifying Lender, (2) an officer of H.M. Revenue & Customs has given (and not revoked) a direction (a “Direction”) under section 931 of the UK Income Tax Act 2007 (as that provision has effect on the date on which the relevant Lender became a party to this Agreement) which relates to that payment and that Lender has received from the UK Borrower a certified copy of such Direction; and (3) the payment could have been made to the Lender without any tax deduction in the absence of such Direction; or

(iii) the relevant Lender is a UK Qualifying Lender solely under sub-paragraph 2 of the definition of UK Qualifying Lender (a “UK Non-Bank Lender”) and it has not, other than by reason of any change after the date of this Agreement in (or in the interpretation, administration, or application of) any law, or any published practice or concession of any relevant taxing authority, given a Tax Confirmation to the UK Borrower.

(b) UK Tax Confirmations. A UK Non-Bank Lender which becomes a party to this Agreement either on the Effective Date or on the day on which it accedes to this Agreement gives a Tax Confirmation to the UK Borrower by entering into or acceding to this Agreement.

(c) Changes in UK Tax Confirmations. A UK Non-Bank Lender shall promptly notify the UK Borrower and the Administrative Agent if there is any change in the position from that set out in the Tax Confirmation.

(d) Payment of Other Taxes by the Borrowers. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes.

(e) Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.17, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(f) Indemnification by the Loan Parties. The Loan Parties shall jointly and severally indemnify each Recipient, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower Representative by a Lender or an Issuing Bank (in each case with a copy to the Administrative Agent), or by the Administrative Agent or either Collateral Agent on its own behalf or on behalf of a Lender or an Issuing Bank, shall be conclusive absent manifest error.

(g) Indemnification by the Lenders. Each Lender shall severally indemnify each Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified such Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(g) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by such Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by any Agent shall be conclusive absent manifest error. Each Lender hereby authorizes each Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by such Agent to such Lender from any other source against any amount due to such Agent under this paragraph.

(h) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax, which in the case of the UK Borrower shall only be the case where the Lender is a UK Qualifying Lende, with respect to payments made under any Loan Document shall deliver to the Borrower Representative (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower Representative or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower Representative or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower Representative or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower Representative or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(h)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, in the event that any Borrower is a U.S. Person,

(A) any Lender that is a U.S. Person shall deliver to the Borrower Representative and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower Representative and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) in the case of a Foreign Lender claiming that its extension of credit will generate U.S. effectively connected income, executed originals of IRS Form W-8ECI;

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of a Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN; or

(4) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each Beneficial Owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower Representative and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrowers or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower Representative and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower Representative or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower Representative or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower Representative and the Administrative Agent in writing of its legal inability to do so.

(i) Additional United Kingdom Withholding Tax Matters. (i) Subject to clauses (ii) and (iii) below, a Treaty Lender and each UK Borrower which makes a payment to which that Treaty Lender is entitled shall co-operate in completing any procedural formalities necessary for that UK Borrower to obtain authorization to make that payment without withholding or deduction for Taxes imposed under the laws of the United Kingdom; (ii)(A) a Treaty Lender which becomes a Treaty Lender on the day on which this Agreement is entered into that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall provide its scheme reference number and its jurisdiction of tax residence to the Borrower and the Administrative Agent; and (B) a Treaty Lender which becomes a Treaty Lender hereunder after the day on which this Agreement is entered into that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall provide its scheme reference number and its jurisdiction of tax residence to the UK Borrower and the Administrative Agent, and, having done so, that Treaty Lender shall be under no further obligation pursuant to paragraph (h) and (i)(i) above; (iii) nothing in paragraph (i) above shall require a Treaty Lender to: (A) register under the HMRC DT Treaty Passport scheme; (B) apply the HMRC DT Treaty Passport scheme to any Borrowings if it has so registered; or (C) file Treaty forms if it has included an indication to the effect that it wishes the HMRC DT Treaty Passport scheme to apply to this Agreement in accordance with paragraph (i)(ii) above and the UK Borrower making that payment has not complied with its obligations under paragraph (i)(iv) below; (iv) if a Treaty Lender has confirmed its scheme reference number and its jurisdiction of tax residence in accordance with paragraph (i)(ii) above the relevant UK Borrower shall make a Borrower DTTP filing, and where (1) that Borrower DTTP Filing has been rejected by HM Revenue & Customs; or (2) HM Revenue & Customs has not given the UK Borrower authority to make payments to that Treaty Lender without a deduction for tax within 60 days of the date of the Borrower DTTP Filing, and, in each case, the UK Borrower has notified that Treaty Lender in writing, that Treaty Lender and the UK Borrower shall co-operate in completing any additional procedural formalities necessary for that UK Borrower to obtain authorization to make that payment without withholding or deduction for Taxes imposed under the laws of the United Kingdom; (v) if a Lender has not confirmed its scheme reference number and jurisdiction of tax residence in accordance with paragraph (i)(ii) above, no UK Borrower shall make a Borrower DTTP Filing or file any other form relating to the HMRC DT Treaty Passport scheme in respect of that Lender’s Commitment(s) or its participation in any Loan unless the Lender otherwise agrees; (vi) a UK Borrower shall, promptly on making a Borrower DTTP Filing, deliver a copy of that Borrower DTTP Filing to the Administrative Agent for delivery to the relevant Treaty Lender; and (vii) a Treaty Lender shall notify the UK Borrower and Administrative Agent if it determines in its sole discretion that it is ceases to be entitled to claim the benefits of an income tax treaty to which the United Kingdom is a party with respect to payments made by the UK Borrower hereunder.

(j) Additional Authorizations; Reimbursement. A Treaty Lender and each Loan Party which makes a payment to which that Treaty Lender is entitled shall co-operate at the expense of the applicable Loan Party in completing any procedural formalities necessary for that Loan Party to obtain authorization to make that payment without a withholding in respect of Tax or at a reduced rate. The applicable Loan Party shall reimburse each Lender for its reasonable costs and expenses (including reasonable fees and expenses of counsel) incurred by it in relation to the application for such authorization.

(k) Treatment of Certain Refunds. If the Administrative Agent, Disbursement Agent, either Collateral Agent or a Lender determines, in its sole discretion exercised in good faith, that it has received a refund (including any foreign tax credit to the extent such credit results in actual tax savings that would not otherwise be available to such Administrative Agent, Disbursement Agent, Collateral Agent or Lender) of any Taxes or Other Taxes as to which it has been indemnified by the Loan Parties or with respect to which the Loan Parties have paid additional amounts pursuant to this Section 2.17, it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Loan Parties under this Section 2.17 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require any indemnified party to make available its tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person nor shall it be construed to require the Administrative Agent, the Disbursement Agent, either Collateral Agent or a Lender, as the case may be, to apply for or otherwise initiate any refund contemplated in this paragraph.

(l) VAT Reimbursement. All amounts set out, or expressed to be payable under any Loan Document by any party to the Administrative Agent, the Disbursement Agent, either Collateral Agent, any Lender or any Issuing Bank which (in whole or in part) constitute the consideration for VAT purposes shall be deemed to be exclusive of any VAT which is chargeable on such supply. If VAT is chargeable on any supply made by the Administrative Agent, the Disbursement Agent, either Collateral Agent, any Lender or any Issuing Bank to any party under any Loan Document, that party shall pay to the Administrative Agent, the Disbursement Agent, such Collateral Agent, such Lender or such Issuing Bank as the case may be (in addition to and at the same time as paying the consideration) an amount equal to the amount of the VAT.

(m) VAT Indemnification. Where any party is required under any Loan Document to reimburse the Administrative Agent, the Disbursement Agent, either Collateral Agent, any Lender or any Issuing Bank as the case may be for any costs or expenses, that party shall also at the same time pay and indemnify the Administrative Agent, the Disbursement Agent, either Collateral Agent, any Lender or any Issuing Bank as the case may be against all VAT incurred by the Administrative Agent, the Disbursement Agent, such Collateral Agent, such Lender or such Issuing Bank as the case may be in respect of the costs or expenses to the extent that the Administrative Agent, the Disbursement Agent, such Collateral Agent, such Lender or such Issuing Bank as the case may be reasonably determines that it is not entitled to credit or repayment of the VAT.

(n) Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

(o) Defined Terms. For purposes of this Section 2.17, (i) the term “applicable law” includes FATCA”, (ii) the term “UK Borrower” shall include any Borrower payments from which under this Agreement or any Loan Document are subject to withholding Taxes imposed by the laws of the United Kingdom, and (iii) the term “Lender” includes any Issuing Bank.

38. Section 2.18(b) of the Credit Agreement is hereby amended by (a) deleting each reference to the phrase “Swap Obligations” and replacing it with the phrase “Swap Agreement Obligations” and (b) inserting the following sentence immediately after the phrase “ninth, to the payment of any other Secured Obligation due to the Administrative Agent, the Disbursement Agent, either Collateral Agent or any Lender by the Borrowers.”:

“Notwithstanding the foregoing, amounts received from any Loan Party shall not be applied to any Excluded Swap Obligation of such Loan Party.”

39. Section 2.18(f) of the Credit Agreement is hereby amended by (a) adding the phrase “Indemnified Taxes or” immediately after the phrase “If any Lender requests compensation under Section 2.15, or if the Borrowers are required to pay any”, and (b) deleting the word “amount” in the phrase “additional amount to any Lender or any Governmental Authority for the account of any Lender” and replacing it with the word “amounts”.

40. Section 3.23 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Section 3.23 Sanctions Laws and Regulations.

(a) Each Loan Party and its Subsidiaries and, to the best knowledge of each Loan Party, its Affiliates and their respective directors, officers, employees, and agents, in each case when such director, officer, employee or agent is acting on behalf of or purporting to act on behalf of any Loan Party, (i) conduct and has conducted their business in compliance with Anti-Corruption Laws and applicable Sanctions, and (ii) have instituted and maintained, and will maintain and enforce, policies and procedures designed to promote and achieve compliance with such laws and applicable Sanctions. No Borrowing or Letter of Credit, use of proceeds or other financing transaction contemplated by the Loan Documents will violate Anti-Corruption Laws or applicable Sanctions.

(b) None of the Loan Parties or their Subsidiaries or, to the best knowledge of each Loan Party, their Affiliates or their respective directors, officers, employees, agents or representatives acting or benefiting in any capacity in connection with this Agreement (i) is a Designated Person; (ii) is a Person that is owned or controlled by a Designated Person (the terms “owned” and “controlled” being defined as set forth in the applicable Sanctions (but only if such definitions are set forth in such Sanctions)); (iii) is, if in violation of Sanctions or applicable law, located, organized or resident in a Sanctioned Country; or (iv) has directly or indirectly engaged in, or is now directly or indirectly engaged in, in each case in violation of applicable law, any dealings or transactions (1) with any Designated Person, (2) in any Sanctioned Country, or (3) otherwise in violation of Sanctions.”.

41. Section 4.02(e) of the Credit Agreement is hereby amended by (a) adding the phrase “(and at any other time that the Administrative Agent may request in its Permitted Discretion)” immediately before the phrase “, the Administrative Agent shall have received a certificate togetehr with such Borrowing Request”, (b) adding “(i)” immediately before the phrase “certifying that, at the time of and immediately after”, and (c) deleting the period at the end thereof and replacing it with the phrase “and (ii) setting forth and certifying as to reasonably detailed calculations of the permitted Indebtedness baskets under each of the 2009 Indenture and the 2010 Indenture (to the extent then in effect, or similar calculations under any refinancing or replacement agreement) at the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, which calculations shall be satisfactory to the Administrative Agent in its Permitted Discretion.”.

42. Section 5.01(g) of the Credit Agreement is hereby amended by adding the phrase “(but, in the case of the PP&E Component, as of the 15th day of the current calendar month)” immediately after the phrase “and at such other times as may be requested by either Collateral Agent, as of the period then ended”.

43. Clause (A)(i) of the proviso to the first sentence of Section 5.11 of the Credit Agreement is hereby amended by deleting the phrase “and Aggregate Availability has at all times during the preceding twelve fiscal months been greater than or equal to the greater of” and replacing it with “and Aggregate Availability has not at any time during the preceding twelve fiscal months been less than the greater of”.

44. Clause (B) of the proviso to the first sentence of Section 5.11 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(B) in the case of appraisals of equipment and real property, (i) if no Event of Default has occurred and is continuing and Aggregate Availability has not at any time during the preceding twelve fiscal months been less than the greater of (y) twenty percent (20%) of the aggregate amount of all Commitments at such time and (z) $55,000,000, in each case for a period of 10 consecutive days, (I) one such equipment appraisal in each of calendar year 2015 and every third calendar year thereafter shall be at the sole expense of the Loan Parties, and (II) one such real property appraisal in each of calendar year 2016 and every third calendar year thereafter shall be at the sole expense of the Loan Parties (ii) if no Event of Default has occurred and is continuing and Aggregate Availability has at any time during the preceding twelve fiscal months been less than the greater of (y) twenty percent (20%) of the aggregate amount of all Commitments at such time and (z) $55,000,000, in each case for a period of 10 consecutive days, one such appraisal per calendar year (commencing with calendar year 2013) shall be at the sole expense of the Loan Parties, (iii) if an Event of Default has occurred and is continuing, each such appraisal shall be at the sole expense of the Loan Parties and (iv) appraisals of parcels of real property not identified on Schedule 1.01(a) shall not be at the expense of the Loan Parties, except to the extent such appraisals are required by any Requirement of Law; provided that, if Aggregate Availability has at any time during the preceding twelve fiscal months been less than $40,000,000, real property and equipment appraisals shall be deemed requested by the Administrative Agent and each Collateral Agent, and such appraisals shall be at the sole expense of the Loan Parties.”.

45. Section 6.01(h) of the Credit Agreement is hereby amended by (a) deleting the phrase “or interest rate” from clause (i) thereof, (b) inserting the phrase “; provided that pricing and any premiums for any such extension, refinancing, or renewal shall be on customary market terms at such time for Indebtedness of such type” at the end of clause (v) thereof and (c) deleting the second reference to clause “(iv)” therein and replacing it with a reference to clause “(vi)”.

46. Section 6.01(l) of the Credit Agreement is hereby amended by adding the phrase “or Guarantors” after the word “Borrowers”.

47. Section 6.01(q) of the Credit Agreement is hereby amended by adding the phrase “or the Sidel Purchase Financing” immediately after the phrase “Sidel Water Capital Lease”.

48. Section 6.02(m) of the Credit Agreement is hereby amended by adding the phrase “or the Sidel Purchase Financing” immediately after the phrase “Sidel Water Capital Lease”.

49. Section 6.04(l) of the Credit Agreement is hereby amended by (a) deleting “$75,000,000” and replacing it with “$50,000,000” and (b) adding the following phrase at the end of Section 6.04(l):

“provided, further, that in any period of four consecutive fiscal quarters, the Company may exclude the lesser of (i) $20,000,000 and (ii) the sum of (A) dividends made in such period of four consecutive fiscal quarters pursuant to Section 6.09(a)(iii), plus (B) repurchases of capital stock made in such period of four consecutive fiscal quarters pursuant to Section 6.09(a)(iv), from the computation of the Fixed Charge Coverage Ratio solely for the purpose of this Section 6.04(l);”.

50. Section 6.04(p) of the Credit Agreement is hereby amended by deleting each occurrence of the phrase “Amendment No. 2 Effective Date” and replacing them with the phrase “Amendment No. 3 Effective Date”.

51. Section 6.04(s) of the Credit Agreement is hereby deleted and replaced with the following:

“(s) investments, loans and advances described in the Reorganization Disclosure Letter solely to the extent required to complete the Luxembourg Reorganization;”.

52. Clause (y) of the proviso at the end of Section 6.04 of the Credit Agreement is hereby amended by deleting the phrase “clause (u)” and replacing it with the phrase “clauses (s) and (u)”.

53. Section 6.09(a) of the Credit Agreement is hereby amended by (a) deleting each occurrence of “$75,000,000” and replacing them with “$50,000,000”, (b) deleting the phrase “provided that no Event of Default has occurred and is then continuing” from the beginning of Section 6.09(a)(iii), (c) adding the phrase “at the time of such declaration and payment” immediately after the phrase “no Event of Default has occurred and is continuing” at the beginning of Section 6.09(a)(iii)(A), (d) inserting the phrase “; provided that in any period of four consecutive fiscal quarters, the Company may exclude the lesser of (x) $20,000,000 and (y) the sum of (I) dividends made in such period of four consecutive fiscal quarters pursuant to this Section 6.09(a)(iii), plus (II) repurchases of capital stock made in such period of four consecutive fiscal quarters pursuant to Section 6.09(a)(iv), from the computation of the pro forma Fixed Charge Coverage Ratio solely for the purpose of this Section 6.09(a)(iii)” at the end of Section 6.09(a)(iii)(C), (e) inserting the phrase “; provided that in any period of four consecutive fiscal quarters, the Company may exclude the lesser of (x) $20,000,000 and (y) the sum of (I) dividends made in such period of four consecutive fiscal quarters pursuant to Section 6.09(a)(iii), plus (II) repurchases of capital stock made in such period of four consecutive fiscal quarters pursuant to this Section 6.09(a)(iv), from the computation of the pro forma Fixed Charge Coverage Ratio solely for the purpose of this Section 6.09(a)(iv)” at the end of Section 6.09(a)(iv)(C), (f) deleting the word “and” immediately before the phrase “(v) any Restricted Subsidiary”, (g) adding the phrase “, and (vi) the Restricted Payments described in the Reorganization Disclosure Letter shall be permitted to the extent required to complete the Luxembourg Reorganization” immediately before the phrase “; provided that in the event that any Restricted Payment is made to BCB International, BCB European or any Interim Holdco” and (h) adding the phrase “ (X) such Restricted Payment is made as part of the Luxembourg Reorganization or (Y)” immediately before the phrase “solely in the case of any Restricted Payment made to any Interim Holdco”.

54. Section 6.09(b)(vii)(b) of the Credit Agreement is hereby amended by adding the phrase “or the Sidel Purchase Financing” immediately after the phrase “Sidel Water Capital Lease”.

55. Section 6.09(b)(vii)(C) of the Credit Agreement is hereby amended by (a) deleting the phrase “is no less than 1.25 to 1.0” and replacing it with the phrase “(x) in the case of the four fiscal quarter period ending September 28, 2013, is no less than 1.10 to 1.0 and (y) for each four fiscal quarter period ending thereafter, is no less than 1.15 to 1.0” and (b) adding the following phrase at the end of Section(b)(vii)(C):

“provided that in any period of four consecutive fiscal quarters, the Company may exclude the lesser of (I) $20,000,000 and (II) the sum of (A) dividends made in such period of four consecutive fiscal quarters pursuant to Section 6.09(a)(iii), plus (B) repurchases of capital stock made in such period of four consecutive fiscal quarters pursuant to Section 6.09(a)(iv), from the computation of the Fixed Charge Coverage Ratio solely for the purpose of this Section 6.09(b)(vii);”.

56. Section 6.09(b)(ix) of the Credit Agreement is hereby amended by adding the following phrase at the end of Section 6.09(b)(ix):

“provided that in any period of four consecutive fiscal quarters, the Company may exclude the lesser of (i) $20,000,000 and (ii) the sum of (A) dividends made in such period of four consecutive fiscal quarters pursuant to Section 6.09(a)(iii), plus (B) repurchases of capital stock made in such period of four consecutive fiscal quarters pursuant to Section 6.09(a)(iv), from the computation of the Fixed Charge Coverage Ratio solely for the purpose of this Section 6.09(b)(ix);”

57. Section 6.09(b)(x) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(x) the Company or any of its Restricted Subsidiaries may, from time to time, prepay any Indebtedness outstanding in connection with the Sidel Water Capital Lease or the Sidel Purchase Financing (the “Sidel Prepayment Amount”) during the term of this Agreement as long as the Company delivers a certificate by a Financial Officer stating the Sidel Prepayment Amount and attesting that the Sidel Prepayment Amount is equal to or less than (i) in the case of a prepayment of Indebtedness in connection with the Sidel Water Capital Lease, the value of (A) the Letters of Credit issued for the benefit of General Electric Capital Corporation (“GECC”) that GECC in its capacity as lessor will return for cancellation and/or (B) cash collateral that GECC in its capacity as lessor will release, in each case, in connection with such prepayment or (ii) in the case of a prepayment of Indebtedness under the Sidel Purchase Financing, the amount of all obligations of Cott Beverages outstanding at such time under the Sidel Purchase Financing (including, but not limited to all payments of principal, interest, premiums, fees and expenses then due and owing under the Sidel Purchase Financing as in effect on the Amendment No. 3 Effective Date); and

58. Section 6.10 of the Credit Agreement is hereby amended by (a) deleting the word “and” immediately before the phrase “(h) any issuances of securities”, (b) adding the phrase “, (s)” immediately after the phrase “6.04(b), (c), (d), (e), (l), (p), (q), (r)”, and (c) adding the following phrase immediately before the period at the end of such Section:

“and (i) transactions made between or among any Loan Party and any other Subsidiary of the Company as part of the Luxembourg Reorganization”

59. Section 6.15 of the Credit Agreement is hereby amended by adding the following at the end thereof:

“(c) Notwithstanding anything in this Section 6.15 to the contrary, BCB International, BCB European and each Interim Holdco may own the assets and incur the liabilities described in the Reorganization Disclosure Letter solely for the purposes of effecting, and as required to complete, the Luxembourg Reorganization.”.

60. A new Section 6.16 is hereby added to the Credit Agreement as follows:

“Section 6.16 Sanctions Laws and Regulations.

(a) No Loan Party shall, and each Loan Party shall (x) ensure that none of its Subsidiaries will, and (y) use its commercially reasonable efforts to ensure that none of its other Affiliates will, directly or indirectly use the proceeds of the Loans or Letters of Credit (i) for any purpose which would breach the U.K. Bribery Act 2010, the United States Foreign Corrupt Practices Act of 1977 or other similar applicable law; (ii) to fund, finance or facilitate any activities, business or transaction of or with any Designated Person or in any Sanctioned Country in violation of applicable law, or otherwise in violation of Sanctions, as such Sanctions Lists or Sanctions are in effect from time to time; or (iii) in any other manner that will result in the violation of any applicable Sanctions by any party to this Agreement.

(b) No Loan Party shall, and each Loan Party shall (x) ensure that none of its Subsidiaries will, and (y) use its commercially reasonable efforts to ensure that none of its other Affiliates will, use funds or assets obtained directly or indirectly from transactions with or otherwise relating to (i) Designated Persons; or (ii) any Sanctioned Country, to pay or repay any amount owing to the Lenders under this Agreement, in each case in violation of Sanctions or applicable law.

(c) Each Loan Party shall, and shall (x) ensure that each of their Subsidiaries will, and (y) use its commercially reasonable efforts to ensure that each of their other Affiliates will (i) conduct its business in compliance with Anti-Corruption Laws; (ii) maintain policies and procedures designed to promote and achieve compliance with Anti-Corruption Laws; and (iii) have appropriate controls and safeguards in place designed to prevent any proceeds of any Loans or Letters of Credit from being used contrary to the representations and undertakings set forth herein.”.

61. Section 9.03(b) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, penalties, liabilities or related expenses arising from any non-Tax claim.”.

62. Section 9.04(d) of the Credit Agreement is hereby amended by deleting the reference to “paragraph (b)(iv)” and replacing it with a reference to “paragraph (f)”.

63. Section 9.04(e) of the Credit Agreement is hereby amended by (a) adding the phrase “in the United States of America” immediately after the phrase “shall maintain at one of its offices” and (b) adding the phrase “(and stated interest)” immediately after the phrase “and the Commitment of, and principal amount”.

64. Section 9.04(g) of the Credit Agreement is hereby amended by (a) deleting the reference to “paragraph (c)(ii)” and replacing it with a reference to “paragraph (g)(ii)” in clause (i) thereof, (b) deleting the reference to “Section 2.17(g)” and replacing it with a reference to “Section 2.17(h)”, and (c) adding the following clause (iii) at the end thereof:

“(iii) Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.”.

65. Section 9.14 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Section 9.14 USA Patriot Act. Each Lender that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”) hereby notifies each Loan Party that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the Act.”

66. Section 10.01 of the Credit Agreement is hereby amended by inserting the phrase “; provided, however, that the definition of “Guaranteed Obligations” shall not create any guarantee by any Loan Guarantor of (or grant of security interest by any Loan Guarantor to support, as applicable) any Excluded Swap Obligations of such Loan Guarantor for purposes of determining any obligations of any Loan Guarantor” immediately after the phrase “collectively, the “Guaranteed Obligations””.

67. A new Section 10.13 is hereby added to the Credit Agreement as follows:

“Section 10.13 Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guarantee in respect of a Swap Obligation (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.13 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.13 or otherwise under this Loan Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). Except as otherwise provided herein, the obligations of each Qualified ECP Guarantor under this Section 10.13 shall remain in full force and effect until the termination of all Swap Obligations. Each Qualified ECP Guarantor intends that this Section 10.13 constitute, and this Section 10.13 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

68. The Commitment Schedule is hereby deleted in its entirety and replaced with the commitment schedule attached to Schedule I hereto.

69. Schedule 1.01(a) of the Credit Agreement is hereby reaffirmed by the Company and attached hereto as Schedule II hereto.

70. The Exhibits attached hereto as Exhibit A are hereby added to the Credit Agreement as Exhibits F-1 through F-4.

II.	Conditions Precedent to Effectiveness. This Amendment shall become effective as of the first date (the “Amendment No. 3 Effective Date”) on which each of the following conditions precedent have been satisfied:

1. The Administrative Agent (or its counsel) shall have received (i) from each party hereto either (A) a counterpart of this Amendment signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include facsimile or pdf transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment, and (ii) duly executed copies (or facsimile or pdf copies) of the Second Canadian Reaffirmation Agreement, the UK Reaffirmation Deed dated as of the Amendment No. 3 Effective Date, and the Second U.S. Reaffirmation Agreement, and such other certificates, documents, instruments and agreements as the Administrative Agent shall reasonably request in connection with the transactions contemplated by this Amendment.

2. The Administrative Agent and the Collateral Agents shall have received written opinions of the United States Loan Parties’ counsel and of Canadian Loan Parties’ counsel, each addressed to the Administrative Agent, the Disbursement Agent, the Collateral Agents, the Issuing Banks and the Lenders, in each case in form and substance acceptable to the Administrative Agent.

3. The Administrative Agent and the Collateral Agents shall have received copies of the most recent financial statements, projections and reports required to be delivered pursuant to Section 5.01 of the Credit Agreement.

4. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Amendment No. 3 Effective Date and executed by its Secretary, Assistant Secretary or Director, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the Financial Officers and any other officers of such Loan Party authorized to sign this Amendment and the Loan Documents to which it is a party, and (C) to the extent not previously delivered to the Administrative Agent attached to a similar certificate, contain appropriate attachments, including the certificate or articles of incorporation or organization of each Loan Party, together with all amendments thereto, certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws, memorandum and articles of association or operating, management or partnership agreement (or other equivalent organizational documents), together with all amendments thereto, and (ii) a short form or long form certificate of good standing, status or compliance (or confirmation (including through a legal opinion) that telephonic and online searches have been conducted at the English Central Index of Winding Up Petitions and UK Companies House respectively on the Amendment No. 3 Effective Date with respect to the Loan Parties organized under the laws of England and Wales), as applicable, together with any bring-down certificates, confirmations or facsimiles, if any, for each Loan Party from its jurisdiction of organization, each dated a recent date on or prior to the Amendment No. 3 Effective Date.

5. The Administrative Agent shall have received a certificate, signed by the chief financial officer or treasurer of each Borrower, on the Amendment No. 3 Effective Date (i) stating that no Default has occurred and is continuing, (ii) stating that the representations and warranties contained in Article III of the Amended Credit Agreement and Section III of this Amendment are true and correct as of such date, and (iii) certifying any other factual matters as may be reasonably requested by the Administrative Agent.

6. The Lenders, the Collateral Agents and the Administrative Agent shall have received all fees required to be paid, including pursuant to the Fee Letters (as defined in the Amended Credit Agreement) and Section VI hereof, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Amendment No. 3 Effective Date.

7. The Administrative Agent shall have received a solvency certificate, in form and substance satisfactory to the Administrative Agent, from a Financial Officer.

8. Each Collateral Agent shall have received the most recent Aggregate Borrowing Base Certificate and Borrowing Base Certificates required to be delivered pursuant to Section 5.01 of the Credit Agreement.

9. At the time of and immediately after giving effect to this Amendment, the Borrowers’ Aggregate Availability shall not be less than $75,000,000.

10. The Administrative Agent and the Administrative Collateral Agent shall have received updated appraisals of the real property of the Loan Parties from an appraiser selected and engaged by the Administrative Agent, and prepared on a basis satisfactory to the Administrative Agent and the Administrative Collateral Agent, such appraisals to include, without limitation, information required by applicable law and regulations, with such appraisals being at the sole cost and expense of the Loan Parties.

11. The Administrative Agent shall have received such other documents as the Administrative Agent, the Disbursement Agent, any Issuing Bank, any Lender or their respective counsel may have reasonably requested.

12. The amendments contemplated by this Amendment are permitted pursuant to each of the 2009 Indenture and the 2010 Indenture.

III.	Representations and Warranties of the Loan Parties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to each Lender and each Agent as of the date hereof as follows:

1. Each Loan Party has the legal power and authority to execute and deliver this Amendment and the officers of each Loan Party executing this Amendment have been duly authorized to execute and deliver the same and bind such Loan Party with respect to the provisions hereof.

2. This Amendment has been duly executed and delivered by each Loan Party that is a party hereto.

3. This Amendment and the Amended Credit Agreement each constitutes the legal, valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4. The execution and delivery by each Loan Party of this Amendment, the performance by each Loan Party of its obligations under the Amended Credit Agreement and under the other Loan Documents to which it is a party and the consummation of the transactions contemplated by this Amendment, the Amended Credit Agreement and the other Loan Documents: (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any Requirement of Law applicable to any Loan Party or any of its Subsidiaries, (iii) will not violate or result in a default under any indenture or other agreement governing Indebtedness or any other material agreement or other instrument binding upon any Loan Party or any of its Restricted Subsidiaries, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Restricted Subsidiaries and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Restricted Subsidiaries, except Liens created pursuant to the Loan Documents.

5. Each Borrower and each other Loan Party hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement and the other Loan

Documents and agrees and confirms that all such representations and warranties are true and correct in all material respects on and as of the date of this Amendment as though made on and as of such date, except for any representation and warranty made as of an earlier date, which representation and warranty remains true and correct in all material respects as of such earlier date.

6. Each Borrower has caused to be conducted a thorough review of the terms of the Credit Agreement and the other Loan Documents and each Borrower’s and its Subsidiaries’ operations since the Effective Date and, as of the date hereof and after giving effect to the terms hereof, no Default has occurred and is continuing.

IV.	Post-Closing Covenants.

1. Notwithstanding anything to the contrary in any other Loan Document, no later than 30 days following the completion of the Luxembourg Reorganization (or such longer period as may be agreed to by the Administrative Agent and each Collateral Agent, each in its sole discretion), to the extent not previously provided to the Administrative Collateral Agent or the UK Security Trustee, as applicable, such Agent shall have received (i) stock certificates and stock powers or stock transfer forms, as applicable, for each certificate representing the shares of Equity Interests transferred or created and in existence upon the completion of the Luxembourg Reorganization, in the case of each stock power or stock transfer form, executed in blank by a duly authorized officer of the pledgor thereof, (ii) promissory notes and allonges or transfer forms, as applicable, for each promissory note transferred or created and in existence upon the completion of the Luxembourg Reorganization, in the case of each allonge or transfer form, executed in blank by a duly authorized officer of the pledgor thereof, (iii) a certificate of the Loan Parties signed by an authorized officer of the Company certifying as to the accuracy and completeness of, and attaching, an updated Schedule 3.15 to the Credit Agreement together with a redline against the original Schedule 3.15 to the Credit Agreement solely reflecting changes to the ownership of the Equity Interests and intercompany Indebtedness of the Loan Parties and their respective Restricted Subsidiaries resulting from the Luxembourg Reorganization (such updated Schedule 3.15, the “Reorganization Schedule”), and (iv) such security agreements, control agreements and other documents as may be reasonably requested by the Administrative Agent in order to create and perfect a security interest in favor of the Administrative Collateral Agent, subject to the Permitted Perfection Limitations, in accordance with the terms of the Loan Documents. For purposes of this paragraph, an officer is duly authorized to execute a stock power, allonge or transfer form if he or she is serving in the capacity set forth on such power or transfer form at the time such power or transfer form is delivered to the Administrative Collateral Agent.

2. Notwithstanding anything to the contrary in any other Loan Document, no later than 30 days following the completion of the Luxembourg Reorganization (or such longer period as may be agreed to by the Administrative Agent in its sole discretion), 100% of the Equity Interests of Cott Luxembourg S.à r.l. shall be pledged by the holders thereof pursuant to one or more Luxembourg law governed share pledge agreements in favor of the Administrative Collateral Agent (substantially in the form of the Share Pledge Agreement, dated July 8, 2011 among the Company and the Administrative Collateral Agent (the “Existing Luxembourg Share Pledge”)), and the Company and each Loan Party agrees to cause the applicable holders of such Equity Interests to execute and deliver such other agreements, certificates and documents, and to make such recordings and filings, together with opinions of counsel, in each case as may be reasonably requested by the Administrative Collateral Agent. The Company and each Loan Party hereby agree to take all actions reasonably required by the Administrative Collateral Agent to effect the termination and release of the Existing Luxembourg Share Pledge prior to or substantially simultaneously with the execution of the new Luxembourg law governed share pledge agreements described in the immediately preceding sentence.

V.	Reference to and Effect on the Credit Agreement.

1. Upon the effectiveness of this Amendment pursuant to Section II above, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby.

2. Except as specifically amended or modified by this Amendment and the Reaffirmation Agreements (as defined in the Amended Credit Agreement), the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

3. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any other Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

VI. Costs and Expenses. Each Borrower agrees to pay all reasonable out-of-pocket expenses, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Co-Collateral Agent, incurred by any Agent and any of its Affiliates in connection with the preparation, arrangement, execution and enforcement of this Amendment and all other instruments, agreements and other documents executed in connection herewith. All costs and expenses in connection with this Amendment are due on or prior to the effective date of this Amendment.

VII.	Miscellaneous.

1. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, AND ANY DISPUTE BETWEEN ANY BORROWER AND ANY OTHER PARTY HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS).

2. Waiver. To induce the Administrative Agent and Lenders to enter into this Amendment, each Loan Party further acknowledges that it has no actual or potential defense, offset, claim, counterclaim or cause of action against the Administrative Agent or any Secured Party for any actions or events occurring on or before the date hereof, and each Loan Party hereby waives and releases any right to assert same.

3. Headings. Section headings in this Amendment are included herein for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

4. Terms Generally. References in this Amendment, the Credit Agreement and the Amended Credit Agreement to the words “clause” and “paragraph” shall be construed to have the same meaning.

5. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or by other electronic image scan transmission (including via e-mail) shall be effective as delivery of a manually executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by facsimile or by other electronic image scan transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile or other electronic image scan transmission.

6. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Amended Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Amended Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Amended Credit Agreement or any of the other Loan Documents.

7. Amendment Constitutes Loan Document. This Amendment and each Reaffirmation Agreement shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.

8. Notice of Change of Entity Type.

(a) The Company and the other Loan Parties hereby provide notice to the Agents and Lenders in accordance with Section 4.15 of the U.S. Security Agreement that, as part of the Luxembourg Reorganization, Cott Beverages Inc., a Georgia corporation, shall convert into a limited liability company under Georgia law (the “LLC Conversion”). The Company and the other Loan Parties hereby agree that, upon completion of the LLC Conversion, (x) the Company shall deliver to the Administrative Collateral Agent within 5 Business Days (or such longer period as may be agreed to by the Administrative Agent in its sole discretion) of the LLC Conversion written notice that the LLC Conversion is complete together with updated charter documents evidencing the LLC Conversion, certified by the Georgia Secretary of State, and (y) the Administrative Collateral Agent shall be authorized to file UCC financing statements against such converted entity in accordance with Section 4.1(b) of the U.S. Security Agreement.

(b) The Company and the other Loan Parties hereby provide notice to the Agents and Lenders in accordance with Section 4.15 of the U.S. Security Agreement that, as part of the Luxembourg Reorganization, and after the LLC Conversion, Cott Beverages LLC, a Georgia limited liability company, shall convert into a corporation under Georgia law (the “Corporation Conversion,” and together with the LLC Conversion, the “Conversions”). The Company and the other Loan Parties hereby agree that, upon completion of the Corporation Conversion, (x) the Company shall deliver to the Administrative Collateral Agent within 5 Business Days (or such longer period as may be agreed to by the Administrative Agent in its sole discretion) of the Corporation Conversion written notice that the Corporation Conversion is complete together with updated charter documents evidencing the Corporation Conversion, certified by the Georgia Secretary of State, and (y) the Administrative Collateral Agent shall be authorized to file UCC financing statements against such converted entity in accordance with Section 4.1(b) of the U.S. Security Agreement.

9. Waiver of Notice Period. Solely with respect to the Conversions, the Agents and the Lenders hereby waive the 30 day prior notice requirement under Section 4.15 of the U.S. Security Agreement and accept the notice provided in Section 8 hereof as sufficient prior notice of such Conversions.

10. Lender Authorization. Each Lender and each Agent (other than the Administrative Agent), hereby authorizes the Administrative Agent, on its behalf and on behalf of such Lender or other Agent, in the Administrative Agent’s sole discretion, to waive any other prior notice requirements under the Loan Documents in respect of the Conversions or any other conversion, dissolution, or other transaction effected pursuant to the Luxembourg Reorganization, to the extent that the reorganization steps described in the Reorganization Disclosure Letter on the date hereof are amended after the date hereof with the consent of the Administrative Agent in its sole discretion.

[The remainder of this page is intentionally blank.]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

BORROWERS:

COTT CORPORATION CORPORATION COTT

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT BEVERAGES INC.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

CLIFFSTAR LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT BEVERAGES LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

Signature page to Amendment No. 3 to

Credit Agreement

OTHER LOAN PARTIES:

156775 CANADA INC.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

967979 ONTARIO LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

804340 ONTARIO LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

2011438 ONTARIO LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT RETAIL BRANDS LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

Signature page to Amendment No. 3 to

Credit Agreement

COTT LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

COTT EUROPE TRADING LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

COTT PRIVATE LABEL LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

COTT NELSON (HOLDINGS) LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

COTT (NELSON) LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

COTT USA FINANCE LLC

By	/s/ Jerry Hoyle
	Name:	Jerry Hoyle
	Title:	Authorized Representative

Signature page to Amendment No. 3 to

Credit Agreement

COTT HOLDINGS INC.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

INTERIM BCB, LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT VENDING INC.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT INVESTMENT, L.L.C.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT USA CORP.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

Signature page to Amendment No. 3 to

Credit Agreement

COTT U.S. HOLDINGS LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT U.S. ACQUISITION LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT ACQUISITION LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

STAR REAL PROPERTY LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

CAROLINE LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

Signature page to Amendment No. 3 to

Credit Agreement

COTT UK ACQUISITION LIMITED

By	/s/ Jerry Hoyle
	Name:	Jerry Hoyle
	Title:	Director

COTT ACQUISITION LIMITED

By	/s/ Jerry Hoyle
	Name:	Jerry Hoyle
	Title:	Director

COTT LUXEMBOURG S.A.R.L.

By	/s/ Jerry Hoyle
	Name:	Jerry Hoyle
	Title:	Class A Manager

By:	/s/ Luc Sunnen
	Name:	Luc Sunnen
	Title:	Class B Manager

COTT DEVELOPMENTS LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

Signature page to Amendment No. 3 to

Credit Agreement

JPMORGAN CHASE BANK, N.A., individually, as an Issuing Bank, as a Swingline Lender and as a Lender

By	/s/ Lisa A. Morrison
	Name:	Lisa A. Morrison
	Title:	VP, Authorized Signer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Administrative Collateral Agent

By	/s/ Lisa A. Morrison
	Name:	Lisa A. Morrison
	Title:	VP, Authorized Signer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as an Issuing Bank, as a Swingline Lender and as a Lender

By	/s/ Agostino A. Marchetti
	Name:	Agostino A. Marchetti
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as an Issuing Bank, as a Swingline Lender and as a Lender

By	/s/ Timothy I. Jacob
	Name:	Timothy I. Jacob
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as UK Security Trustee

By	/s/ Timothy I. Jacob
	Name:	Timothy I. Jacob
	Title:	Senior Vice President

Signature page to Amendment No. 3 to

Credit Agreement

BANK OF AMERICA, N.A., as Documentation Agent and as a Lender

By	/s/ Andrew A. Doherty
	Name:	Andrew A. Doherty
	Title:	Senior Vice President

BANK OF AMERICA, N.A., CANADA BRANCH, as a Lender

By	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Vice President

Signature page to Amendment No. 3 to

Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Collateral Agent and as a Lender

By	/s/ Philip f. Carfora
	Name:	Philip F. Carfora
	Title:	Duly Authorized Signatory

Signature page to Amendment No. 3 to

Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

By	/s/ Michael Winters
	Name:	Michael Winters
	Title:	Vice President

Signature page to Amendment No. 3 to

Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brian C. Jablon
Name:	Brian C. Jablon
Title:	PNC Relationship Manager

PNC BANK, CANADA BRANCH, as a Lender

By:	/s/ Michael Etienne
Name:	Michael Etienne
Title:	Senior Vice President

Signature page to Amendment No. 3 to

Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC, as a Lender

By	/s/ David P. Hill
	Name:	David P. Hill
	Title:	Duly Authorized Signer

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Lender

By	/s/ Domenic Consentino
	Name:	Domenic Consentino
	Title:	Vice President Wells Fargo Capital Finance Corporation Canada

WELLS FARGO BANK, N.A. (LONDON BRANCH), as a Lender

By	/s/ N.B. Hogg
	Name:	N.B. Hogg
	Title:	Authorized Signatory

By:	/s/ T. Saldania
	Name:	T. Saldania
	Title:	Authorized Signatory

Signature page to Amendment No. 3 to

Credit Agreement

Schedule I

COMMITMENT SCHEDULE

Lender	Commitment
JPMorgan Chase Bank, N.A. and affiliates	$65,454,545.00
Deutsche Bank AG New York Branch and affiliates	$54,545,455.00
General Electric Capital Corporation	$65,454,545.00
Bank of America, N.A. and affiliates	$42,545,455.00
Wells Fargo Capital Finance, LLC, and affiliates	$42,545,455.00
PNC Bank, National Association and affiliates	$29,454,545.00

Total	$300,000,000.00

Schedule II

Schedule 1.01(a) to Credit Agreement

Eligible Real Property

Loan Party	Location / Address	Owned, Leased or Occupied
Cott Beverages Inc.	2525 Schuetz Road / 576 Fee Fee Road Maryland Heights, MO 63043	Owned
Cott Beverages Inc.	301 Larcel Drive Sikeston, MO 63801	Owned
156775 Canada Inc.	6525 Viscount Road Mississauga, ON L4V 1H6	Owned
Cott Corporation Corporation Cott	333 Avro Ave Pointe-Claire, QU H9R 5W3	Owned
Cott Corporation Corporation Cott	4810 – 76 Avenue SE Calgary, AB T2C 2V2	Owned

Exhibit A

[See attached.]

Exhibit F-1

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of August 17, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Cott Corporation Corporation Cott, a corporation organized under the laws of Canada (the “Company”), Cott Beverages Inc., a Georgia corporation (“Cott Beverages”), Cliffstar LLC, a Delaware limited liability company, and Cott Beverages Limited, a company organized under the laws of England and Wales (the “UK Borrower,” and together with the Company, Cott Beverages and Cliffstar LLC, the “Borrowers”), the other Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent for the Lenders, and the other parties thereto.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower Representative with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower Representative and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower Representative and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date:                  , 20[  ]

Exhibit F-2

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the August 17, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Cott Corporation Corporation Cott, a corporation organized under the laws of Canada (the “Company”), Cott Beverages Inc., a Georgia corporation (“Cott Beverages”), Cliffstar LLC, a Delaware limited liability company, and Cott Beverages Limited, a company organized under the laws of England and Wales (the “UK Borrower,” and together with the Company, Cott Beverages and Cliffstar LLC, the “Borrowers”), the other Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent for the Lenders, and the other parties thereto.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:                  , 20[  ]

Exhibit F-3

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of August 17, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Cott Corporation Corporation Cott, a corporation organized under the laws of Canada (the “Company”), Cott Beverages Inc., a Georgia corporation (“Cott Beverages”), Cliffstar LLC, a Delaware limited liability company, and Cott Beverages Limited, a company organized under the laws of England and Wales (the “UK Borrower,” and together with the Company, Cott Beverages and Cliffstar LLC, the “Borrowers”), the other Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent for the Lenders, and the other parties thereto.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:                  , 20[  ]

Exhibit F-4

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of August 17, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Cott Corporation Corporation Cott, a corporation organized under the laws of Canada (the “Company”), Cott Beverages Inc., a Georgia corporation (“Cott Beverages”), Cliffstar LLC, a Delaware limited liability company, and Cott Beverages Limited, a company organized under the laws of England and Wales (the “UK Borrower,” and together with the Company, Cott Beverages and Cliffstar LLC, the “Borrowers”), the other Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent for the Lenders, and the other parties thereto.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to the Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower Representative with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower Representative and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower Representative and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title: